UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2013

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01. Other Events

On August 13, 2013, Chanticleer Holdings, Inc. (the “Company”) entered into a non-binding Letter of Intent (“LOI”) with American Roadside Burgers, Inc. (“ARB”) to purchase all of the outstanding shares of ARB. The basic terms of said LOI include:

▪	The Company will issue 740,000 HOTR Units to the current owners of ARB, with each Unit consisting of one (1) common stock and one (1) five (5) year warrant exercisable at five dollars ($5).
▪	The closing is anticipated on or before September 30, 2013, pending approval by Chanticleer's Board of Directors, the NASDAQ Stock Market and the SEC, and unless extended by the involved parties.
▪	Tom Lewison, current member of the ARB Board of Directors, will join the Company’s Board of Directors, subject to the Company’s requisite Board of Director approval.

ITEM 9.01. Financial Statements and Exhibits.

99.1	Press release dated August 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2013

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated August 14, 2013	Furnished Electronically